Exhibit 99.3

October 22, 2009

Acquisition of SunEdison

            With the exception of historical information, the matters disclosed in this presentation are forward-looking statements.  Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.
Potential risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including its 2008
Form 10-K. These forward-looking statements represent the
Company’s judgment as of the date of this presentation.  The
Company disclaims, however, any intent or obligation to update these forward-looking statements.

Safe Harbor

MEMC
TECHNOLOGY IS BUILT ON US
SunEdison
simplifying solar
Q.CELLS

Benefits to MEMC

MEMC TECHNOLOGY IS BUILT ON US

MEMC’s Downstream Solar Strategy

Participate in profit pools at both ends of value chain, add high growth segment

Generate incremental demand for our polysilicon and wafer customers by enabling growth of the solar market, particularly in the US

Benefit from cost reductions throughout value chain

Expand market through better products & pricing; gain share, maintain margin

Provide high-value solutions for customers

Generate attractive returns on capital

Capital

Wafers

Cells / Module

Customers

Polysilicon

MEMC

Integrator /
Developer

Global Solar
Projects

Historical Focus

Downstream Opportunities

Benefits

JV

Business

Overview

Diversified

Customer Base

SunEdison Overview

Commercial

Largest solar energy services provider in North America (176 GWh)

Develops, finances and operates solar plants (~80 MW of installed projects worldwide)

>1.5 GW of backlog, pipeline & leads

Leader in innovation - first to develop the Solar Power Sales
Agreement (SPSA) model which precludes the need for a customer to make upfront capital investment

Government

Utilities

Walmart, Kohls, Staples, Whole Foods

State of California, U.S. Dept of Energy

Duke Energy, Xcel Energy, Progress Energy

Summary of Acquisition Benefits

Integrated

Model

Combines MEMC’s technological, manufacturing, supply

-

chain and financial capabilities

with the premier solar downstream platform in the U.S.

Market

Leadership

Positions MEMC to be

a

market leader in growing the U.S. solar marketpl

ace

-

Enormous underpenetrated market with fastest expected growth

-

SunEdison is the leading development platform in the U.S.

-

Growing international presence

-

Large pipeline of projects with > 1.5 GW in backlog, pipeline & leads

Spur

Additional

Demand fo

r

Solar

Enable sale of solar electricity at grid competitive prices

Drive costs out of

value chain

while maintaining margins

Make solar decision simple

–

tailored solution with no upfront cost

Cost

Improvement

Participate in profit pools at both ends

Summary of Acquisition Benefits

Integrated

Model

Combines MEMC’s technological, manufacturing, supply-chain and financial capabilities with the premier solar downstream platform in the U.S.

Market

Leadership

Positions MEMC to be

 a

market leader in growing the U.S. solar marketplace

-

Enormous underpenetrated market with fastest expected growth

-

SunEdison is the leading development platform in the U.S.

-

Growing international presence

-

Large pipeline of projects with > 1.5 GW in backlog, pipeline & leads

Spur

Additional

Demand fo

r

Solar

Enable sale of solar electricity at grid competitive prices

Drive costs out of

value chain

while maintaining margins

Make solar decision simple

  –

tailored solution with no upfront cost

Cost

Improvement

Participate in profit pools at both ends of the solar value chain

-

-

D

rive incremental business to key cell/module customers

Technological

Platform

Enables MEMC to leverage technology to drive down cost of solar

-

C

ombines technology development and system level design capabilities

- Downstream market growth to drive incremental growth in solar wafer business

-

D

rive incremental business to key cell/module customers

Technological

Platform

Enables MEMC to leverage technology to drive down cost of solar

-

C

ombines technology development and system level design capabilities

Semiconductor Wafers
SunEdison
Energy Services
Solar Wafers

MEMC
TECHNOLOGY IS BUILT ON US

Acquisition of World-Class Downstream Capabilities

Value Proposition

Capabilities Acquired

Strategic Rationale

MEMC’s technological, manufacturing,
supply-chain and financial capabilities

MEMC able to accelerate the solar build-
out with better downstream products,
financial and pricing certainty

Drives business to key MEMC customers

Scalable full-service company with proven
development, financing and operating abilities

> 1.5 GW in pipeline, backlog & leads

Existing marquee customer base and large
untapped market opportunity

Enabling Solar Together

SunEdison enables the growth of the US
market by “simplifying solar” for
customers and MEMC provides SunEdison
with the complementary capabilities
required to scale the market today

SunEdison’s premier solar
development platform in the US

+

Pie chart illustrative, not actual revenue  or profit  breakdown.

Financial Impact

Transaction consideration includes an earn out component subject to volume and margin milestones

Attractive gross margins

Anticipated to be accretive to GAAP earnings by second half of 2010

Economics driven by project installations…GAAP earnings recognized over sale leaseback period

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MEMC
TECHNOLOGY IS BUILT ON US

Acquisition Meets MEMC’s Priorities and Key Objectives

Enable customer

success

Provides demand for our customers

Manage capacity and

resources

Provides

better

visibility into end market demand trends

Drive technology

innovation

Provides

opportunity to determine technology

visibility into end market

development trends

to better focus upstream te

chnology initiatives

Recruit the best talent

Provides a critical mass of

experienced

downstream personnel

Reduce product cost

Provides

incremental

source of demand to enable economies of scale

Expand customer base

Provides access to the end

-

user

Q & A

October 22, 2009

Acquisition of SunEdison